PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JULY 29, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☒

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monmouth Real Estate Investment Corporation

(Name of Registrant as Specified in its Charter)

Blackwells Capital LLC
Jason Aintabi

_____________________________________________________________

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION STOCKHOLDERS: WE NEED YOUR HELP TO PROTECT THE VALUE OF YOUR INVESTMENT BY VOTING “AGAINST”
THE PROPOSED MERGER

BLACKWELLS CAPITAL LLC
[•], 2021

Dear Fellow Stockholder:

The attached Proxy Statement and the enclosed GREEN Proxy Card are being furnished to you, the stockholders of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), in connection with the solicitation of proxies of Blackwells Capital LLC for use at the special meeting of stockholders of the Company and at any adjournments, postponements, rescheduling’s or continuations thereof (the “Special Meeting”), relating to the proposed acquisition of the Company (the “Proposed Merger”) by Equity Commonwealth (“EQC”), a Maryland corporation. In connection with the Proposed Merger, the Company entered into an Agreement and Plan of Merger, dated as of May 4, 2021, among the Company, EQC and into EQC Maple Industrial LLC (f/k/a RS18 LLC) (“Merger Sub”), a Maryland limited liability company and wholly owned subsidiary of EQC, as it may be amended from time to time.

Pursuant to the attached Proxy Statement, we are soliciting proxies from holders of shares of the Company’s common stock, par value of $0.01 per share, to vote “AGAINST” approving the Proposed Merger.

The Special Meeting is scheduled to be held in a virtual-only format on August 24, 2021, at 11:00 a.m., Eastern Time. A live webcast of the meeting can be found by visiting www.cesonlineservices.com/mnr21_vm.

We recommend that you carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN Proxy Card today, or by voting “AGAINST” approving the Proposed Merger via the internet or telephone according to the instructions provided on the enclosed GREEN Proxy Card.

If you have already voted for management’s proposals relating to the Proposed Merger on the Company’s proxy card, you have every right to revoke such proxy card by (i) signing, dating and mailing a later dated GREEN Proxy Card, (ii) voting by telephone or via the internet, by following the instructions on the GREEN Proxy Card or (iii) voting at the Special Meeting.

Thank you for your support,
/s/ Jason Aintabi
Jason Aintabi
Managing Partner
Blackwells Capital LLC

If you have any questions or need assistance in voting your GREEN Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: Blackwells@morrowsodali.com

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION,
DATED JULY 29, 2021

SPECIAL MEETING OF STOCKHOLDERS
OF
MONMOUTH REAL ESTATE INVESTMENT CORPORATION

_____________________________________________________________________________________________

PROXY STATEMENT
OF
BLACKWELLS CAPITAL LLC
DATED [•], 2021

_____________________________________________________________________________________________

Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (together with Blackwells Capital, “Blackwells” or “we”), own an aggregate of approximately 3,950,954 shares of common stock, par value of $0.01 per share (the “Common Stock”), of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), representing approximately 4.02% of the Common Stock outstanding, making us one of the Company’s largest stockholders. This Proxy Statement and the enclosed GREEN Proxy Card are first being furnished to stockholders on [•].

We are writing to our fellow stockholders in connection with the proposed merger with and into EQC Maple Industrial LLC (f/k/a RS18 LLC) (the “Proposed Merger”). In connection with the Proposed Merger, the Company entered into an Agreement and Plan of Merger, dated as of May 4, 2021, with Equity Commonwealth and into EQC Maple Industrial LLC, as it may be amended from time to time (the “Merger Agreement”). The Board of Directors of the Company (the “Board”) has scheduled a special meeting of stockholders for the purpose of voting upon the Merger Agreement (the “Special Meeting”). The Special Meeting is scheduled to be held in a virtual-only format on August 24, 2021, at 11:00 a.m. Eastern Time. A live webcast of the meeting can be found by visiting www.cesonlineservices.com/mnr21_vm.

As set forth more fully in this Proxy Statement, we oppose the Proposed Merger and urge fellow stockholders to vote “AGAINST” the Proposed Merger because we believe (i) the Proposed Merger undervalues the Company and provides consideration that has been lower than the trading value of the Common Stock on all 84 trading days since the Proposed Merger was announced, (ii) the Board ran an incomplete sales process, and (iii) a non-conflicted Board is needed to properly assess any and all offers to ensure a proper value is given to stockholders. We are soliciting proxies from the Company’s stockholders to vote “AGAINST” the following Proposed Merger proposals (collectively, the “Merger Proposals”) to:

1.      approve the Proposed Merger and the other transactions contemplated by the Merger Agreement (the “Merger Agreement Proposal”),

2.      approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s five named executive officers in connection with the Merger Agreement and the transactions contemplated thereby (the “Compensation Proposal”); and

3.      authorize the Board to approve one or more adjournments of the Special Meeting to another date, time, place or format, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Agreement Proposal (the “Adjournment Proposal”).

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Special Meeting as close of business on August 2, 2021 (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. As of July 16, 2021, there were 98,302,207 shares of Common Stock outstanding according to the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2021 (the “Company’s Proxy Statement”). The principal executive offices of the Company are located at 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey, 07733.

As of the date hereof, Blackwells beneficially owned an aggregate of approximately 3,950,954 shares of Common Stock, including 100 shares of which are held in record name by Blackwells Capital, representing approximately 4.02% of the Common Stock outstanding.

We intend to vote our shares “AGAINST” each of the Merger Proposals. We urge you to sign, date and return the GREEN Proxy Card voting “AGAINST” the Merger Proposals.

This proxy solicitation is being made by Blackwells Capital and Jason Aintabi, and not on behalf of the Board or management of the Company, or any other third party. Other than as described in this Proxy Statement and the matters to be brought before the Special Meeting by Starwood Real Estate Income Trust, Inc. (“Starwood”) as disclosed in its preliminary proxy statement filed on July 27, 2021 with the SEC, we are not aware of any other matters to be brought before the Special Meeting other than described herein. Should other matters be brought before the Special Meeting that we did not know about a reasonable time before the Special Meeting, the persons named as proxies in the enclosed GREEN Proxy Card will vote on such matters in their discretion to the extent permitted by Rule 14a-4(c)(3).

If you have already voted using the Company’s white proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated GREEN Proxy Card, (ii) voting by telephone or via the internet, by following the instructions on the GREEN Proxy Card or (iii) voting at the Special Meeting. Alternatively, you may sign, date and return the enclosed GREEN Proxy Card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers About the Proxy Materials and Special Meeting section starting on page 11.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SUBMIT YOUR VOTE USING THE GREEN PROXY CARD VIA INTERNET OR BY TELEPHONE AS SOON AS POSSIBLE. ALTERNATIVELY, YOU MAY SIGN AND DATE YOUR GREEN PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FOR ADDITIONAL INSTRUCTIONS FOR EACH OF THESE VOTING OPTIONS, PLEASE REFER TO THE ENCLOSED GREEN PROXY CARD.

If you have any questions or need assistance in voting your GREEN Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: Blackwells@morrowsodali.com

BACKGROUND OF THE SOLICITATION

On June 22, 2020, Blackwells made its initial investment in the Company with the intention of acquiring all the outstanding shares of Common Stock of the Company via negotiated agreement, to address what it believes to be perennial underperformance of the Company prior to Blackwells’ involvement.

On December 1, 2020, Blackwells delivered a letter to the Company (the “December 1 Letter”). The December 1 Letter included an offer by Blackwells to purchase the Company for $16.75 per share of Common Stock. On the same date, the Company’s stock price closed at $14.80 per share.

On December 10, 2020, Eugene W. Landy, the Company’s Chairman of the Board, responded to the December 1 Letter with a conclusory statement that the Board determined that pursuing a sale of the Company would not be in the best interest of the Company at the time.

On December 18, 2020, Blackwells delivered a letter to the Company (the “December 18 Letter”). The December 18 Letter included a second offer by Blackwells to purchase the Company for an increased price of $18.00 per share of Common Stock. On the same date, the Company’s stock price closed at $16.99 per share.

On December 22, 2020, Starwood indicated an interest in exploring a potential acquisition of the Company to one of the Company’s financial advisors, CSCA Capital Advisors, LLC (“CSCA”).

On December 23, 2020, Blackwells’ counsel delivered a letter to Michael D. Prashad, General Counsel and Corporate Secretary of the Company, providing notice of its intention to nominate four candidates for election to the Board at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and to submit six business proposals for consideration by the Company’s stockholders, each on a non-binding, advisory basis, at the Annual Meeting. The Company’s 2020 Annual Meeting of Stockholders was held on May 14, 2020.

On January 14, 2021, Eugene W. Landy sent a brief letter to Blackwells rejecting the offer made in the December 18 Letter and stating that the Board had unanimously decided to explore strategic alternatives to maximize stockholder value. The Company publicly announced the Board’s decision to explore strategic alternatives in a Current Report on Form 8-K the same day. Shortly following the Company’s announcement, Starwood contacted both CSCA and J.P. Morgan Securities LLC (“JP Morgan”) to reiterate Starwood’s interest in exploring a potential transaction.

On January 20, 2021, the Company filed a complaint against Blackwells Capital and Ms. Nagelberg in the Superior Court of New Jersey, Chancery Division, Monmouth County (the “Court”), seeking injunctive relief and money damages. See Monmouth Real Estate Investment Corporation v. Allison Nagelberg and Blackwells Capital LLC, MON-C-000012-21. The complaint asserts nine contract and tort claims against Allison Nagelberg, Blackwells Capital, or both of them, depending on the particular count. Simultaneous with filing the complaint, the Company filed a motion for temporary restraints and a preliminary injunction, which sought to: (i) prohibit Blackwells from nominating Ms. Nagelberg for election to the Board; (ii) invalidate the indemnification agreement between Blackwells Capital and Ms. Nagelberg; and (iii) prohibit Ms. Nagelberg from violating contractual, fiduciary and ethical obligations to the Company, pursuant to certain contractual agreements entered into with the Company and her duties as a former attorney for the Company.

On January 28, 2021, the Court denied the Company’s request for temporary restraints. On March 8, 2021, the Court heard argument on the Company’s motion for a preliminary injunction. The Court denied the Company’s motion in full at the conclusion of the argument. On March 22, 2021, the Company filed a motion in the Superior Court of New Jersey, Appellate Division for leave to appeal the denial of its motion for a preliminary injunction. Blackwells Capital and Ms. Nagelberg filed an opposition to that motion on April 1, 2021. On April 15, 2021, the Appellate Division denied the Company’s motion for leave to appeal.

Ms. Nagelberg answered the Company’s complaint and counterclaimed against the Company for advancement and indemnification. She moved for summary judgment on those claims, and the Company moved to dismiss them. On April 5, 2021, Blackwells Capital filed its response to the Company’s complaint.

On February 8, 2021, Blackwells delivered a letter to Mr. Prashad demanding that the Company file a lawsuit against the individual members of the Board that would allege breaches of fiduciary duties as a result of, among other things, their failure to appoint a special committee of independent directors to evaluate Blackwells’ recent offer to purchase the Company (the “February 8 Letter”).

On March 10, 2021, Blackwells delivered a letter to the Board expressing Blackwells’ disappointment that it had not been invited to participate in the Company’s strategic alternatives review process despite numerous attempts to contact the Company’s financial advisors, legal representatives and Michael Landy, the Company’s President and Chief Executive Officer, and called on the Company to engage in good faith discussions with Blackwells (the “March 10 Letter”).

On March 12, 2021, Mr. Prashad delivered a letter to Mr. Aintabi responding to the March 10 Letter, stating that the Board was aware of its duties to the Company and its stockholders and that it only intended to provide stockholders with an update of the Company’s review of strategic alternatives once the process concluded.

On March 16, 2021, Starwood submitted a preliminary, non-binding proposal to the Company, which provided for an all-cash transaction with an offer price of $18.30 per share and was not subject to any financing contingency, in connection with the Round 1 bid deadline set by the Company’s financial advisors.

On March 19, 2021, Starwood received a letter from Company representatives inviting it to participate in the next stage of the bidding process by submitting a proposal by April 20, 2021 (the Round 2 bid deadline).

On March 25, 2021, the Company’s counsel delivered a letter to Mr. Aintabi informing him that a committee of directors (the “Demand Review Committee”) had been formed to investigate Blackwells’ claims and demands set forth in the February 8 Letter and inviting Mr. Aintabi to provide any additional information related to Blackwells’ claims set forth in the February 8 Letter (the “March 25 Letter”). The March 25 Letter did not identify the members of the newly formed committee, or the committee’s mandate.

On March 31, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel responding to the March 25 Letter, which stated that Blackwells would provide the Demand Review Committee with significant additional information related to Blackwells’ claims in the February 8 Letter if the Demand Review Committee was independent from management and entered into a confidentiality agreement with Blackwells.

Also on March 31, 2021, Blackwells delivered a letter to the Board demanding, among other things, that the Board: (i) set a date for the Annual Meeting, (ii) provide a transparent update on the Company’s strategic alternatives process; (iii) publicly disclose the establishment of the Demand Review Committee; and (iv) engage with Blackwells in earnest (the “March 31 Letter”).

On April 9, 2021, the Company’s counsel delivered a letter to Blackwells’ counsel alleging that the March 31 Letter was an attempt to bully the Board and claiming that it may expose Blackwells to liability (the “April 9 Letter”). The April 9 Letter did not address any of Blackwells’ demands set forth in the March 31 Letter.

On April 13, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel responding to the April 9 Letter, requesting that the Company: (i) identify which of Blackwells’ claims constitute the purported “myriad untruths” referenced in the April 9 Letter; (ii) provide reasonable support for why it believes any such claims are false; and (iii) explain how the March 31 Letter could expose Blackwells to liability. That letter was never responded to.

On April 14, 2021, the Company’s counsel delivered a letter to Blackwells’ counsel, refusing to provide appropriate assurances that the Demand Review Committee would act independently from the Company’s management on the basis that it “related to the internal affairs of the Company” (the “April 14 Letter”).

On April 21, 2021, Starwood submitted a revised proposal to the Company, which consisted of an all-cash offer to acquire all of the Common Stock for $19.00 per share. The proposal prohibited payment of any dividends to holders of Common Stock between signing and closing of the Merger Agreement, including the Company’s previously declared dividend of $0.18 per share payable on June 15, 2021, other than dividends necessary to maintain the Company’s REIT qualification, and required that the price be reduced by the amount of any such REIT qualification dividends paid between signing and closing. The proposal contained no financing contingencies and stated that all financing would be fully committed prior to the execution of definitive transaction documents.

On April 22, 2021, J.P. Morgan and CSCA contacted Starwood to request a best and final proposal by 12:00 p.m., Eastern Time, on Wednesday, April 28, 2021.

On April 28, 2021, Starwood submitted an all-cash offer to acquire all Common Stock for $19.51 per share, with the per share price reduced by the amount of any dividends declared or paid by the Company on the Common Stock between signing and closing of the merger agreement. Starwood’s offer contained no financing contingencies and stated that commitments for debt financing and an equity bridge had been obtained by Starwood from a global commercial bank.

On April 29, 2021, Michael Landy and a representative from J.P. Morgan advised Starwood that the Board had determined to accept another offer.

On May 4, 2021, the Company publicly disclosed that it had entered into a definitive merger agreement in which EQC would acquire the Company in a stock-for-stock transaction, exchanging each share of Common Stock for 0.67 shares of common stock of EQC. The transaction valued each share of Common Stock at approximately $19.40 per share based on the closing price for EQC’s stock on May 4, 2021.

On May 5, 2021, Blackwells’ counsel delivered a letter to Orrin S. Shifrin, EQC’s Executive Vice President, General Counsel and Secretary, requesting that EQC preserve all documents and communications in its possession relating to, among other things, the Proposed Merger.

On May 6, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel responding to the April 14 Letter, stating that it would take the Company’s refusal to provide assurances that the Demand Review Committee is independent from the Company’s management to mean that it is not independent (the “May 6 Letter”).

On May 7, 2021, Blackwells delivered two letters to the Company, demanding to inspect certain books and records of the Company, pursuant to Section 1315 of the New York Business Corporation Law and Section 2-512 of the Maryland Corporations and Associations Code, with respect to the Special Meeting (together, the “Demand Letters”).

On May 24, 2021, Blackwells’ counsel delivered a fully executed confidentiality agreement to the Company’s counsel in connection with the Demand Letters.

Also on May 24, 2021, the Company’s counsel delivered a letter to Blackwells’ counsel, referring Blackwells to documents that the Company had previously provided in connection with the Annual Meeting that were responsive to the Demand Letters.

Also on May 24, 2021, the Company’s counsel delivered a letter to Blackwells’ counsel responding to the May 6 Letter, stating that the Demand Review Committee was “completely independent of the Company’s management and [was] comprised solely of independent, disinterested directors” and noting that the Demand Review Committee would consider entering into a confidentiality agreement to the extent Blackwells was able to provide a plausible reason as to why it was necessary (the “May 24 Letter”).

On June 1, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel responding to the May 24 Letter, stating that Blackwells would review the Company’s proxy statement in connection with the Proposed Merger once filed and determine its impact, if any, on the issues Blackwells had previously raised with the Company.

Following the signing of the Merger Agreement, Mr. Aintabi and Mr. Craig Hatkoff attended several meetings with EQC representatives, including Mr. Sam Zell, Chairman of EQC’s Board of Directors, and Mr. David Helfand, EQC’s President and Chief Executive Officer, to discuss the merits of the Proposed Merger. Messrs. Aintabi, Zell and Helfand and other EQC representatives subsequently discussed a potential framework which contemplated Blackwells’ commitment to support a transaction between the Company and EQC. No definitive agreement between Blackwells and EQC was reached.

On July 2, 2021, EQC and the Company filed a joint S-4 Registration Statement with the SEC regarding the Special Meeting.

On July 8, 2021, Starwood submitted an unsolicited acquisition proposal for the Company, which offered to acquire all the outstanding Common Stock for net cash consideration of approximately $18.70 per share. The offer was conditional on negotiating and signing definitive agreements, and was materially lower than Starwood’s original offer from the Company’s stockholders’ perspective.

On July 15, 2021, the Board held a special meeting in which it was unanimously determined that Starwood’s July 8th proposal would not provide a basis for discussing a potential transaction between Starwood and the Company.

Also on July 15, 2021, Starwood submitted and amended proposal that reflected an increase in $0.18 per share in the consideration that would be paid for the Common Stock.

On July 22, 2021, the Company delivered a letter to Starwood stating that the Board did not see how the July 15th offer provided a basis for discussing a potential transaction between Starwood and the Company.

On July 23, 2021, the Company filed the Company Proxy Statement with the SEC regarding the Special Meeting. According to the Company Proxy Statement, the Company rejected Blackwells’ offers in part because the Company had “ethical and legal concerns” about Blackwells’ nomination of the Company’s former general counsel, Ms. Allison Nagelberg, to serve on the Board. We note that the Company filed a lawsuit against Blackwells and Ms. Nagelberg based on those “ethical and legal concerns,” and asked the court to block Ms. Nagelberg’s nomination to the Board. As the Company Proxy Statement concedes, the court fully rejected the Company’s motion for a preliminary injunction to block Ms. Nagelberg’s nomination, and an appellate court denied the Company’s request for permission to appeal that decision. The Company Proxy Statement nevertheless continues to attack Blackwells, asserting that it “wrongfully induced” allegedly “wrongful actions” by Ms. Nagelberg, but fails to mention that both Blackwells and Ms. Nagelberg submitted sworn testimony to a court denying the Company’s false allegations. The Company Proxy Statement also makes ad hominem attacks on “the general credibility of Blackwells as a counterparty,” and questions the “veracity of Blackwells’ statements” to an unnamed potential counterparty of the Company, which were allegedly relayed to an unnamed advisor of the Company. Blackwells is exploring the sources of these misstatements.

Also on July 23, 2021, the Company disclosed in its Company Proxy Statement the opinions of its financial advisors as described at pages 78-93 and attached as Appendix C and D two fairness opinions, including one issued by JP Morgan (the “JPM Opinion”) on May 4, 2021, relied on by the Board in determining to enter into the Merger Agreement with EQC. Among many other infirmities, the JPM Opinion makes no reference to an industrial real estate industry valuation report, dated May 3, 2021 — also authored by JPMorgan — noting that the weighted average cap rate of the Company’s comparable five industrial REITs was 3.8% and the simple average cap rate of those five companies was 4.1%. Applying the cap rates from the JPMorgan report (“JPM Report”) dated May 3, 2021, implies a value for the Company’s shares of between $23.26 to $27.13; JP Morgan also has been engaged by the Company to run the sale process that culminated in the announcement of the Proposed Merger and is set to earn a fee of $15 million in the event the Proposed Merger closes!?

On July 27, 2021, Starwood filed its preliminary proxy statement with the SEC regarding the Special Meeting.

On July 29, 2021, Blackwells filed its preliminary proxy statement with the SEC regarding the Special Meeting.

PROPOSAL 1

MERGER AGREEMENT PROPOSAL

You are being asked by the Company to approve the Merger Agreement Proposal. It is a condition to the consummation of the Proposed Merger that the Company’s stockholders approve the Merger Agreement Proposal. For the reasons discussed in our Proxy Statement, we oppose the Proposed Merger and the approval of the Merger Agreement Proposal. To that end, we are soliciting your proxy to vote “AGAINST” the Merger Agreement Proposal.

We recommend that you demonstrate your opposition to the Merger Agreement Proposal and send a message to the Board that the Merger Agreement Proposal is not in the best interests of stockholders by using the enclosed GREEN Proxy Card to vote by telephone or internet today. Alternatively, you may sign, date and return the enclosed GREEN Proxy Card by mail.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com.

Reasons to Vote Against the Merger Agreement PROPOSAL

Blackwells collectively owns approximately 4.02% of the Common Stock, and is the Company’s fourth largest stockholder. EQC does not own any shares of the Company’s Common Stock, while Starwood owns 100 shares, or 0.00000102% of the Company. We oppose the adoption of the Proposed Merger and urge fellow stockholders to vote “AGAINST” the Proposed Merger because we believe (i) the Proposed Merger undervalues the Company and provides consideration that has been lower than the closing price trading value of the Common Stock on all 84 trading days (through July 29, 2021) since the Proposed Merger was announced, (ii) the Board ran an incomplete sales process, and (iii) a non-conflicted Board is needed to properly assess any and all offers to ensure a proper value is given to stockholders.

The Proposed Merger Undervalues the Company

The Proposed Merger is an all-stock transaction, and as a result, stockholder value is dependent on the price of EQC’s stock. Based on EQC’s stock price on May 4, 2021, the Company’s stockholders were to receive EQC stock in the Proposed Merger that had a value of $19.40 per share of Common Stock upon the closing of the Proposed Merger (plus a dividend from the Company of $0.18 per share).

However, since the date of the announcement of the Proposed Merger, EQC stock has declined significantly. As of July 28, 2021, the consideration to be received by the Company’s stockholders is just $17.88 per share of Common Stock plus the $0.18 per share dividend.

We believe the Proposed Merger undervalues the extremely valuable assets owned by the Company, which is why the stock is trading at a price greater than the value of the consideration to be received in the Proposed Merger, and why this has been the case on all 84 trading days (through July 29, 2021) since the Proposed Merger was announced.

The Monmouth Board Ran an Incomplete Process

Three members of the Landy family serve on the Board. Other than the stock owned by the Landy family, there is very little ownership of Common Stock by members of the Board. We believe the Landy family values its management and director roles at the Company and does not want, in any event, to sell its low-basis stock for cash in a taxable transaction.

A proper sale process would have provided all bidders with an opportunity to participate in the process, allowing the Company to then determine the outcome that would result in the greatest value for stockholders. We do not believe the Board conducted such a complete process. For example, the Board and Company refused to engage with us, even though we had expressed a strong desire to acquire the Company and had financial commitments to enable us to do so. We also believe that other cash buyers were disfavored because the Landy family, in our view, prefers a tax-free stock-for-stock exchange transaction to a cash sale given their low tax basis.

A Non-Conflicted Board is Needed to Assess Any and All Offers

We believe a truly independent Board, free from conflict, and intent on maximizing value for all the Company stockholders, is needed to properly assess any and all offers.

Without an objective process led by directors who do not have financial interests (such as low tax basis stock) or future employment interests that are different than the public stockholders, the public stockholders cannot be assured that the transaction being presented to stockholders is the best available strategic alternative.

We believe that Starwood’s unsolicited bid, which offers the Company stockholders, in aggregate, $62 million dollars less than what Starwood’s final round bid price would have offered, is but an extreme example of a sophisticated counterparty preying on the Company’s Board that faces self-inflicted pressure, and is thus unable to negotiate skillfully on behalf of all stockholders.

To enable the Company and a new Board to engage with all suitors and achieve the best possible transaction, stockholders should reject the Proposed Merger.

Vote Required

Under Maryland law and as a condition to the consummation of the Proposed Merger, the approval of the Merger Agreement Proposal requires the affirmative vote of at least two-thirds of the outstanding Common Stock votes entitled to be voted thereon as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. Nevertheless, we urge stockholders to vote “AGAINST” the Merger Agreement Proposal to make sure that their voices are heard and that there can be no doubt that stockholders stand in clear opposition to the Proposed Merger.

We urge you to vote today using our GREEN Proxy Card. If you have already voted using the Company’s white proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated GREEN Proxy Card, (ii) voting by telephone or via the internet, by following the instructions on the GREEN Proxy Card or (iii) voting at the Special Meeting. Only the latest validly executed proxy card that you submit will be counted; any proxy card may be revoked at any time prior to its exercise at the Special Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers About the Proxy Materials and Special Meeting section of this Proxy Statement. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com.

WE URGE YOU TO VOTE “AGAINST” THE MERGER AGREEMENT PROPOSAL AND INTEND TO VOTE OUR SHARES AGAINST THIS PROPOSAL.

PROPOSAL 2

COMPENSATION PROPOSAL

You are being asked by the Company to approve, on a non-binding advisory basis, certain compensation that may be paid or become payable by the Company to its five named executive officers in connection with the Merger Agreement and the transactions contemplated thereby. For the reasons discussed in the above section titled “Reasons to Vote Against the Merger Agreement Proposal”, we oppose the Proposed Merger. To that end, we are soliciting your proxy to vote “AGAINST” the Compensation Proposal.

In the proposed Merger, the Company’s senior management, including Eugene and Michael Landy, are entitled to more than $10 million in golden parachute compensation. We do not believe that these two members of the Landy family, both of whom serve on the Board, should be further compensated for their role in approving what we believe to be was a flawed transaction. To that end, we are soliciting your proxy to vote “AGAINST” Proposal 2 so that there can be no doubt that the Company’s stockholders oppose the Proposed Merger.

Blackwells recommends that you vote “AGAINST” the Compensation Proposal.

Vote Required

According to the Company’s Articles of Incorporation, as amended and supplemented (the “Charter”), and Bylaws, as amended and restated (the “Bylaws”), the approval of the Compensation Proposal requires the affirmative vote of the majority of the votes cast on the Compensation Proposal at the Special Meeting. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. Therefore, we urge stockholders to vote “AGAINST” the Compensation Proposal to make sure that their voices are heard and let the Company know that stockholders stand in clear opposition to the Proposed Merger.

WE URGE YOU TO VOTE “AGAINST” THE COMPENSATION PROPOSAL AND INTEND TO VOTE OUR SHARES AGAINST THIS PROPOSAL.

PROPOSAL 3

ADJOURNMENT PROPOSAL

You are being asked by the Company to approve a proposal that will authorize the Board to adjourn the Special Meeting one or more times to another date, time, place or format, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement Proposal. For the reasons discussed in the above section titled “Reasons to Vote Against the Merger Agreement Proposal”, we oppose the Proposed Merger. To that end, we are soliciting your proxy to vote “AGAINST” the Adjournment Proposal.

Blackwells recommends that you vote “AGAINST” the Adjournment Proposal.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of a majority of all votes cast on the Adjournment Proposal at the Special Meeting. Therefore, an abstention will have the same effect as if the stockholder voted “AGAINST” the Adjournment Proposal. Nevertheless, we urge stockholders to vote “AGAINST” the Adjournment Proposal to make sure their voices are heard and that there can be no doubt that stockholders stand in clear opposition to the Proposed Merger. Broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

WE URGE YOU TO VOTE “AGAINST” THE ADJOURNMENT PROPOSAL AND INTEND TO VOTE OUR SHARES AGAINST THE PROPOSAL.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Who is entitled to vote?

The Record Date for determining stockholders entitled to notice of and, to vote at, the Special Meeting is August 2, 2021. Stockholders of the Company at the close of business on the Record Date are entitled to notice of the Special Meeting and one vote for each share of Common Stock owned as of the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Special Meeting is the Common Stock. According to the Company’s Proxy Statement, the number of shares of Common Stock outstanding as of July 16, 2021 is 98,302,207.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Special Meeting. If you were a stockholder of record on the Record Date, then you will retain your voting rights for the Special Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

How do I vote my shares?

If your shares are registered in your own name, please vote today via internet or telephone by following the directions on the enclosed GREEN Proxy Card or by signing, dating and mailing the enclosed GREEN Proxy Card in the postage-paid envelope provided. Please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com if you require assistance in voting your shares or need additional copies of our proxy materials.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN Proxy Card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting by telephone or via the internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote by telephone or via the internet. If a stockholder’s brokerage firm or bank is participating in the telephone voting program or internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting by telephone or the internet on the GREEN voting instruction form. Telephone and internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from internet access providers and telephone companies. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our GREEN Proxy Card, then such stockholder should mark our GREEN Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope.

Execution and delivery of a proxy by a record holder of shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•        “AGAINST” the Merger Agreement Proposal;

•        “AGAINST” the Compensation Proposal; and

•        “AGAINST” the Adjournment Proposal.

How should I vote on each proposal?

We recommend that you vote your shares on the GREEN Proxy Card as follows:

•        “AGAINST” the Merger Agreement Proposal;

•        “AGAINST” the Compensation Proposal; and

•        “AGAINST” the Adjournment Proposal.

How many shares must be present to hold the Special Meeting?

Stockholders entitled to cast a majority of all of the votes entitled to be cast at the Special Meeting, represented in person or by proxy, constitute a quorum. No business may be conducted at the Special Meeting if a quorum is not present. If you submit a properly executed proxy card or authorize a proxy by telephone or via the internet, you will be considered part of the quorum. Abstentions, but not broker non-votes, will be counted as present and entitled to cast votes for the purpose of determining a quorum.

What are “broker non-votes” and what effect do they have on the proposals?

A “broker non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” The NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because Blackwells has initiated a contested proxy solicitation, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Special Meeting, whether routine or not.

What should I do if I receive a proxy card from the Company?

You may receive proxy solicitation materials from the Company, including a merger proxy statement and white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

We recommend that you discard any white proxy card or solicitation materials that may be sent to you by the Company. If you have already voted using the Company’s white proxy card, you have every right to change your vote by using the enclosed GREEN Proxy Card to vote via internet or by telephone by following the instructions on the GREEN Proxy Card or by signing, dating and returning the enclosed GREEN Proxy Card in the postage-paid envelope provided. Only the latest-dated validly executed proxy that you submit will be counted. Returning a later-dated white proxy card will also serve to revoke a prior vote. Any proxy may be revoked at any time prior to its exercise at the Special Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” Please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com if you have questions or require assistance in voting your shares.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Special Meeting. Proxies may be revoked by any of the following actions:

•        Returning a later-dated proxy either by voting by telephone or by internet by following the instructions on the enclosed GREEN Proxy Card or by signing, dating and returning the enclosed GREEN Proxy Card in the postage-paid envelope provided (the latest dated proxy is the only one that counts);

•        Delivering a written revocation of the proxy before the Special Meeting to the Secretary of the Company at 101 Crawfords Corner Road, Suite 1404 Holmdel, New Jersey (although a revocation is effective if delivered to the Company, we request that either the original or copy of any revocation be mailed to Blackwells, c/o Morrow Sodali, 509 Madison Avenue, Suite 1608, New York, NY 10022); or

•        Virtually attending and voting at the Special Meeting (but attendance at the Special Meeting will not by itself constitute revocation of a prior delivered proxy).

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, you should follow the instructions provided by your brokerage firm, bank, bank nominee or other institution. There is no physical location for the Special Meeting. If you virtually attend the Special Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Special Meeting will not be sufficient to vote your shares held in its name at the Special Meeting in the form of a “legal proxy” issued in your name from the brokerage firm, bank, bank nominee or other institution that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees or other nominees).

Who is making this proxy solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is made by Blackwells.

Proxies may be solicited by Blackwells by mail, facsimile, telephone, internet, in person and by advertisements. Blackwells will bear the entire cost of this solicitation. Blackwells does not intend to seek reimbursement from the Company of any expenses it incurs in connection with its solicitation of proxies for the Merger Proposals at the Special Meeting. While no precise estimate of the cost of solicitation can be made at the present time, Blackwells currently estimates that it will spend a total of approximately $[•] for its solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and related expenses. As of the date hereof, Blackwells estimates that it has incurred proxy solicitation expenses of approximately $[•].

Brokerage houses, banks, and other custodians and fiduciaries will be requested to forward all solicitation materials to the customers for whom they hold shares, and Blackwells will reimburse them for their reasonable out-of-pocket expenses.

Solicitations may be made by certain of the respective directors, officers, members and employees of Blackwells Capital, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation.

Blackwells will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Blackwells will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

In connection with the engagement of Morrow Sodali by Blackwells as a proxy solicitor, Blackwells anticipates that certain employees of Morrow Sodali may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Special Meeting. Approximately [•] employees of Morrow Sodali will solicit holders of the Common Stock in connection with the Special Meeting.

Blackwells expects to pay Morrow Sodali up to $[•] for its services in connection with the solicitation of proxies for the Special Meeting.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Company may be householding our proxy materials. A single copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker and direct your request to the Company by writing to Investor Relations, Attn: Becky Coleridge, 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey 07733. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning the Company and the Proposed Merger?

Pursuant to Rule 14a-5(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Special Meeting. Such disclosure includes:

•        a summary of the Proposed Merger;

•        a brief description of the general nature of the business conducted;

•        the terms of the Merger Agreement and the Proposed Merger and related transactions;

•        any reports, opinions and/or appraisals received by the Company in connection with the Proposed Merger;

•        past contacts, transactions and negotiations by and among the parties to the Proposed Merger and their respective affiliates and advisors;

•        federal and state regulatory requirements that must be complied with and approvals that must be obtained in connection with the Proposed Merger;

•        security ownership of certain beneficial owners and management of the Company, including 5% owners;

•        the establishment of a quorum;

•        the compensation paid and payable to the Company’s directors and executive officers;

•        the requirements for the submission of stockholder proposals to be considered for inclusion to the Company’s proxy statement for the 2021 annual meeting of stockholders; and

•        appraisal rights and dissenters’ rights.

We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. The information contained in this Proxy Statement and the Annexes and Schedules attached hereto have been taken from, or is based upon, publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on Blackwells’ campaign website located at https://maximizemnr.com/ and, pursuant to SEC rules, will also be filed on the SEC’s website at https://www.sec.gov.

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN Proxy Card today to vote “AGAINST” the Merger Proposals. Thank you for your support.

Blackwells Capital LLC
[•], 2021

Annex I

Information on the Participants

Under the applicable SEC regulations, Blackwells Capital and Jason Aintabi, (together, the “Participants”) are participants in the solicitation of proxies from the Company’s stockholders to vote against the Merger Proposals at the Special Meeting.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Schedule I to this Proxy Statement and is incorporated into this Proxy Statement by reference.

The principal business of Blackwells Capital is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the managing partner of Blackwells Capital.

Mr. Aintabi’s business address is 800 Third Avenue, 39th Floor, New York, New York 10022. Blackwells Capital’s address is 800 Third Avenue, 39th Floor, New York, New York 10022. Blackwells Capital is a Delaware limited liability company.

Mr. Aintabi is a citizen of the United States of America.

As of the date hereof, Blackwells Capital beneficially owns an aggregate of 260,100 shares of Common Stock, including 100 shares of which are held in record name by Blackwells Capital, representing approximately 0.26% of the Common Stock outstanding.

As of the date hereof, Jason Aintabi beneficially owns an aggregate of 3,950,954 shares of Common Stock, representing approximately 4.02% of the Common Stock.

Except as described herein, neither Blackwells nor any of its respective associates has any interest in the matters to be voted upon at the Special Meeting, other than an interest, if any, as a stockholder of the Company.

Except as set forth in this Proxy Statement (including the Annexes and Schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates, nor any immediate family member of any Participant or any Participant’s associates, was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Annexes and Schedules hereto), (i) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

Annex I-1

SCHEDULE I

Transactions in Company Securities

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below.

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	15	06/22/2020
Purchase of Common Stock	400	09/11/2020
Purchase of Common Stock	300	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	1,600	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	500	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	400	09/11/2020
Purchase of Common Stock	2	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	98	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	5,000	09/17/2020
Purchase of Common Stock	2,500	09/18/2020
Purchase of Common Stock	700	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	3	09/21/2020
Purchase of Common Stock	97	09/21/2020
Purchase of Common Stock	1,570	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	1,730	09/21/2020
Purchase of Common Stock	200	09/21/2020
Purchase of Common Stock	200	09/21/2020
Purchase of February 2021 Call Option	250	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	900	09/21/2020
Purchase of Common Stock	147	09/21/2020
Purchase of Common Stock	125	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	77	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	736	09/21/2020

Schedule I-1

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	500	09/23/2020
Purchase of Common Stock	4	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	1,787	09/23/2020
Purchase of Common Stock	1,000	09/23/2020
Purchase of Common Stock	200	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	10	09/23/2020
Purchase of Common Stock	99	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	300	09/23/2020
Purchase of Common Stock	200	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(922)	10/12/2020
Sale of Common Stock	(600)	10/12/2020
Sale of Common Stock	(87)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(600)	10/12/2020
Sale of Common Stock	(125)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(1,566)	10/12/2020
Purchase of Common Stock	41	10/13/2020
Purchase of Common Stock	17	10/13/2020
Purchase of Common Stock	55	10/13/2020
Purchase of Common Stock	30	10/13/2020
Purchase of Common Stock	2,357	10/13/2020
Purchase of Common Stock	200	10/14/2020
Purchase of Common Stock	600	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	93	10/14/2020
Purchase of Common Stock	50	10/14/2020
Purchase of Common Stock	52	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	57	10/14/2020
Purchase of Common Stock	50	10/14/2020
Purchase of Common Stock	7	10/14/2020
Purchase of Common Stock	700	10/14/2020
Purchase of Common Stock	91	10/14/2020
Purchase of Common Stock	8	10/15/2020
Purchase of Common Stock	40	10/15/2020
Purchase of Common Stock	60	10/15/2020
Purchase of Common Stock	50	10/15/2020

Schedule I-2

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	892	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	1,000	10/27/2020
Purchase of February 2021 Call Option	100	10/27/2020
Purchase of February 2021 Call Option	100	10/28/2020
Purchase of Common Stock	1,000	10/28/2020
Purchase of February 2021 Call Option	100	10/28/2020
Purchase of Common Stock	332	10/28/2020
Purchase of Common Stock	10	10/28/2020
Purchase of Common Stock	1	10/28/2020
Purchase of Common Stock	14	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	393	10/28/2020
Purchase of Common Stock	50	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	200	10/28/2020
Purchase of Common Stock	195	10/28/2020
Purchase of Common Stock	5	10/28/2020
Purchase of February 2021 Call Option	49	10/28/2020
Purchase of February 2021 Call Option	1	10/28/2020
Purchase of Common Stock	300	10/29/2020
Purchase of Common Stock	1,200	10/29/2020
Purchase of Common Stock	475	10/30/2020
Purchase of Common Stock	100	10/30/2020
Purchase of Common Stock	199	10/30/2020
Purchase of Common Stock	21	10/30/2020
Purchase of Common Stock	30	10/30/2020
Purchase of Common Stock	122	10/30/2020
Purchase of Common Stock	53	10/30/2020
Purchase of Common Stock	83	10/30/2020
Purchase of Common Stock	45	10/30/2020
Purchase of Common Stock	569	10/30/2020
Purchase of Common Stock	100	10/30/2020
Purchase of Common Stock	151	10/30/2020
Purchase of Common Stock	52	10/30/2020
Purchase of Common Stock	1,425	10/30/2020
Purchase of Common Stock	28	10/30/2020
Purchase of Common Stock	34	10/30/2020
Purchase of Common Stock	13	10/30/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(700)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(1,400)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(1,100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020

Schedule I-3

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(18)	11/09/2020
Sale of Common Stock	(82)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(900)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(20)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(40)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020

Schedule I-4

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(900)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(600)	11/09/2020
Sale of Common Stock	(40)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	1,200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	136	11/09/2020
Purchase of Common Stock	1,300	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	964	11/09/2020
Purchase of Common Stock	2,500	11/09/2020
Purchase of Common Stock	2,500	11/09/2020
Purchase of Common Stock	423	11/09/2020
Purchase of Common Stock	600	11/09/2020
Purchase of Common Stock	1,477	11/09/2020
Purchase of Common Stock	241	11/12/2020
Purchase of Common Stock	1,807	11/12/2020
Purchase of Common Stock	308	11/12/2020
Purchase of Common Stock	144	11/12/2020
Purchase of Common Stock	100	11/12/2020
Purchase of Common Stock	144	11/12/2020
Purchase of Common Stock	2,256	11/12/2020
Purchase of Common Stock	142	11/12/2020
Purchase of Common Stock	3,108	11/12/2020
Purchase of February 2021 Call Option	64	11/12/2020
Purchase of February 2021 Call Option	86	11/12/2020
Sale of February 2021 Put Option	(100)	11/12/2020
Purchase of February 2021 Call Option	1	11/12/2020
Sale of February 2021 Put Option	(150)	11/12/2020
Purchase of Common Stock	1,200	11/13/2020
Purchase of February 2021 Call Option	99	11/13/2020

Schedule I-5

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	500	11/13/2020
Purchase of Common Stock	800	11/13/2020
Purchase of Common Stock	76	11/13/2020
Purchase of Common Stock	800	11/13/2020
Purchase of Common Stock	421	11/16/2020
Purchase of Common Stock	127	11/16/2020
Purchase of Common Stock	740	11/16/2020
Purchase of Common Stock	629	11/16/2020
Purchase of Common Stock	52	11/16/2020
Purchase of Common Stock	431	11/16/2020
Purchase of Common Stock	522	11/16/2020
Purchase of Common Stock	144	11/16/2020
Purchase of Common Stock	567	11/16/2020
Purchase of Common Stock	600	11/17/2020
Purchase of Common Stock	44	11/17/2020
Purchase of Common Stock	74	11/17/2020
Purchase of Common Stock	16	11/17/2020
Purchase of Common Stock	100	11/17/2020
Purchase of Common Stock	204	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	10	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	491	11/18/2020
Purchase of February 2021 Call Option	125	11/18/2020
Purchase of February 2021 Call Option	125	11/18/2020
Purchase of Common Stock	6	11/18/2020
Purchase of Common Stock	659	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	11	11/18/2020
Purchase of Common Stock	266	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	106	11/18/2020
Purchase of Common Stock	48	11/18/2020
Purchase of February 2021 Call Option	1	11/18/2020
Purchase of Common Stock	66	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	61	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	872	11/18/2020
Purchase of Common Stock	504	11/18/2020
Purchase of Common Stock	600	11/18/2020
Purchase of Common Stock	56	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	58	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	200	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	200	11/18/2020
Purchase of Common Stock	190	11/18/2020
Purchase of Common Stock	50	11/19/2020
Purchase of Common Stock	50	11/19/2020
Purchase of Common Stock	150	11/19/2020
Purchase of Common Stock	100	11/19/2020
Purchase of Common Stock	200	11/19/2020
Purchase of Common Stock	37	11/19/2020
Schedule I-6

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	8	11/20/2020
Purchase of Common Stock	150	11/20/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	6	11/20/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	147	11/20/2020
Purchase of Common Stock	100	11/20/2020
Purchase of Common Stock	1	11/20/2020
Purchase of Common Stock	97	11/20/2020
Purchase of Common Stock	183	11/20/2020
Purchase of Common Stock	200	11/20/2020
Purchase of Common Stock	172	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	15	11/23/2020
Purchase of Common Stock	32	11/23/2020
Purchase of Common Stock	20	11/23/2020
Purchase of Common Stock	15	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	1,100	11/23/2020
Purchase of Common Stock	300	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	459	11/23/2020
Purchase of Common Stock	65	11/23/2020
Purchase of Common Stock	25	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	28	11/23/2020
Purchase of Common Stock	500	11/23/2020
Purchase of Common Stock	34	11/23/2020
Purchase of Common Stock	80	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	400	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	1,438	11/23/2020
Purchase of February 2021 Call Option	23	11/23/2020
Purchase of February 2021 Call Option	26	11/24/2020
Purchase of Common Stock	319	11/24/2020
Purchase of Common Stock	13	11/24/2020
Purchase of Common Stock	775	11/24/2020
Purchase of February 2021 Call Option	1	11/24/2020
Purchase of Common Stock	400	11/25/2020
Purchase of Common Stock	45	11/25/2020
Purchase of February 2021 Call Option	99	11/25/2020
Purchase of Common Stock	1,103	11/30/2020
Purchase of Common Stock	1,103	11/30/2020
Purchase of Common Stock	100	11/30/2020
Purchase of Common Stock	944	11/30/2020
Purchase of Common Stock	1,078	11/30/2020
Purchase of Common Stock	100	11/30/2020
Sale of Common Stock	(81)	12/01/2020
Sale of Common Stock	(200)	12/01/2020
Sale of Common Stock	(2)	12/01/2020
Sale of Common Stock	(35)	12/01/2020

Schedule I-7

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	318	12/01/2020
Purchase of Common Stock	1,044	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	428	12/02/2020
Purchase of Common Stock	400	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	929	12/02/2020
Purchase of Common Stock	1,088	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	507	12/02/2020
Purchase of Common Stock	586	12/04/2020
Purchase of Common Stock	688	12/08/2020
Purchase of Common Stock	824	12/08/2020
Purchase of Common Stock	21	12/08/2020
Purchase of Common Stock	100	12/08/2020
Purchase of Common Stock	88	12/08/2020
Purchase of Common Stock	10	12/09/2020
Purchase of Common Stock	569	12/09/2020
Purchase of Common Stock	105	12/09/2020
Purchase of Common Stock	395	12/09/2020
Purchase of Common Stock	500	12/09/2020
Purchase of Common Stock	9	12/09/2020
Purchase of Common Stock	6	12/09/2020
Purchase of Common Stock	735	12/09/2020
Purchase of Common Stock	750	12/09/2020
Purchase of Common Stock	6	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	644	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	400	12/09/2020
Purchase of Common Stock	30	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	120	12/09/2020
Purchase of Common Stock	1,000	12/11/2020
Sale of Common Stock	(4,337)	12/14/2020
Sale of Common Stock	(7)	12/14/2020
Sale of Common Stock	(24)	12/14/2020
Sale of Common Stock	(132)	12/14/2020
Sale of Common Stock	(500)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(32)	12/14/2020
Sale of Common Stock	(13)	12/14/2020
Sale of Common Stock	(1,478)	12/14/2020
Sale of Common Stock	(1,459)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(1,900)	12/14/2020
Sale of Common Stock	(2,998)	12/14/2020
Sale of Common Stock	(2)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(994)	12/14/2020
Sale of Common Stock	(4,006)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020

Schedule I-8

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(1,900)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(897)	12/14/2020
Sale of Common Stock	(1,421)	12/14/2020
Sale of Common Stock	(3,339)	12/14/2020
Sale of Common Stock	(240)	12/14/2020
Purchase of Common Stock	700	12/21/2020
Purchase of Common Stock	1	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	900	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,000	12/21/2020
Purchase of Common Stock	25	12/21/2020
Purchase of Common Stock	1,800	12/21/2020
Purchase of Common Stock	1,400	12/21/2020
Purchase of Common Stock	500	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	99	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,600	12/21/2020
Purchase of Common Stock	300	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,464	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	88	12/21/2020
Purchase of Common Stock	800	12/21/2020
Purchase of Common Stock	12	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	500	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	500	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	100	12/21/2020

Schedule I-9

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,300	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	99	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	600	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	12	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	55	12/21/2020
Purchase of Common Stock	45	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Sale of February 2021 Call Option	(14)	01/15/2021
Sale of February 2021 Call Option	(86)	01/15/2021
Sale of February 2021 Call Option	(2)	01/15/2021
Sale of February 2021 Call Option	(5)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(5)	01/15/2021
Sale of February 2021 Call Option	(10)	01/15/2021
Sale of February 2021 Call Option	(5)	01/15/2021
Sale of February 2021 Call Option	(2)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(16)	01/15/2021
Sale of February 2021 Call Option	(7)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(32)	01/15/2021
Sale of February 2021 Call Option	(7)	01/15/2021
Sale of February 2021 Call Option	(10)	01/15/2021
Sale of February 2021 Call Option	(88)	01/15/2021
Sale of February 2021 Call Option	(2)	01/15/2021
Sale of February 2021 Call Option	(9)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(7)	01/15/2021
Sale of February 2021 Call Option	(25)	01/15/2021
Sale of February 2021 Call Option	(56)	01/15/2021
Sale of February 2021 Call Option	(17)	01/20/2021
Sale of February 2021 Call Option	(83)	01/20/2021
Sale of February 2021 Call Option	(250)	02/11/2021
Sale of February 2021 Call Option	(500)	02/11/2021
Purchase of Common Stock	25,000	02/11/2021
Purchase of Common Stock	50,000	02/11/2021
Purchase of Common Stock	15,000	02/18/2021
Purchase of February 2021 Put Option	250	02/19/2021
Purchase of Common Stock	7,500	03/19/2021
Purchase of Common Stock	5,000	03/22/2021
Purchase of Common Stock	2,500	03/25/2021
Purchase of May 2021 Call Option	1,345	04/12/2021
Sale of May 2021 Call Option	(68)	05/05/2021
Sale of May 2021 Call Option	(34)	05/06/2021
Purchase of June 2021 Call Option	500	5/10/2021
Sale of May 2021 Call Option	(18)	5/12/2021
Purchase of June 2021 Call Option	250	5/12/2021
Sale of May 2021 Call Option	(1225)	5/21/2021

Schedule I-10

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of June 2021 Call Option	(750)	6/18/2021
Purchase of August 2021 Call Option	1	6/28/2021
Purchase of Common Stock	50	6/28/2021
Purchase of Common Stock	47	6/28/2021
Purchase of Common Stock	7	6/28/2021
Purchase of Common Stock	50	6/28/2021
Purchase of Common Stock	7	6/28/2021
Purchase of Common Stock	5,885	6/28/2021
Purchase of Common Stock	50	6/28/2021
Purchase of Common Stock	2,300	6/28/2021
Purchase of Common Stock	7	6/28/2021
Purchase of Common Stock	2	6/28/2021
Purchase of Common Stock	96	6/28/2021
Purchase of Common Stock	1,425	6/28/2021
Purchase of Common Stock	50	6/28/2021
Purchase of Common Stock	17	6/28/2021
Purchase of Common Stock	7	6/28/2021
Purchase of Common Stock	33	6/28/2021
Purchase of Common Stock	417	6/28/2021
Purchase of Common Stock	300	6/28/2021
Purchase of Common Stock	29	6/28/2021
Purchase of Common Stock	683	6/28/2021
Purchase of Common Stock	300	6/28/2021
Purchase of Common Stock	300	6/28/2021
Purchase of Common Stock	1,200	6/28/2021
Purchase of Common Stock	12	6/28/2021
Purchase of Common Stock	1	6/28/2021
Purchase of Common Stock	1,400	6/28/2021
Purchase of Common Stock	3,229	6/28/2021
Purchase of Common Stock	1,000	6/28/2021
Purchase of Common Stock	1,396	6/28/2021
Purchase of Common Stock	3	7/6/2021
Purchase of Common Stock	2,200	7/6/2021
Purchase of Common Stock	2,000	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	197	7/6/2021
Purchase of Common Stock	20	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	5	7/6/2021
Purchase of Common Stock	52	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	5	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	200	7/06/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021

Schedule I-11

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	30	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	23	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	136	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	600	7/6/2021
Purchase of Common Stock	87	7/6/2021
Purchase of Common Stock	136	7/6/2021
Purchase of Common Stock	13	7/6/2021
Purchase of Common Stock	10	7/6/2021
Purchase of Common Stock	143	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	1,100	7/6/2021
Purchase of Common Stock	200	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	8	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	3,232	7/6/2021
Purchase of Common Stock	100	7/6/2021
Purchase of Common Stock	500	7/6/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	1,000	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	360	7/7/2021
Purchase of Common Stock	51	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	900	7/7/2021
Purchase of Common Stock	54	7/7/2021
Purchase of Common Stock	111	7/7/2021
Purchase of Common Stock	2,000	7/7/2021
Purchase of Common Stock	1,300	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	75	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	1	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	848	7/7/2021
Purchase of Common Stock	2,000	7/7/2021
Purchase of Common Stock	100	7/7/2021
Purchase of Common Stock	250	7/8/2021
Purchase of Common Stock	50	7/8/2021
Purchase of Common Stock	1,100	7/8/2021

Schedule I-12

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	29	7/8/2021
Purchase of Common Stock	204	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	19	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	5	7/8/2021
Purchase of Common Stock	81	7/8/2021
Purchase of Common Stock	119	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	700	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	29	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	158	7/8/2021
Purchase of Common Stock	6	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	204	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	1,300	7/8/2021
Purchase of Common Stock	204	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	204	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	600	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	33	7/8/2021
Purchase of Common Stock	405	7/8/2021
Purchase of Common Stock	500	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	282	7/8/2021
Purchase of Common Stock	2,000	7/8/2021
Schedule I-13

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	204	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	6	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	22	7/8/2021
Purchase of Common Stock	200	7/8/2021
Purchase of Common Stock	18	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	382	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	700	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	100	7/8/2021
Purchase of Common Stock	1,100	7/8/2021
Purchase of Common Stock	178	7/8/2021
Purchase of Common Stock	399	7/8/2021
Purchase of Common Stock	3,000	7/8/2021
Purchase of Common Stock	1,088	7/8/2021
Purchase of Common Stock	665	7/8/2021
Purchase of Common Stock	178	7/8/2021
Purchase of Common Stock	2,578	7/8/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	200	7/9/2021
Purchase of Common Stock	200	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	1	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	80	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	800	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	20	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	53	7/9/2021
Purchase of Common Stock	336	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	281	7/9/2021

Schedule I-14

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	887	7/9/2021
Purchase of Common Stock	600	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	101	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	200	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	200	7/9/2021
Purchase of Common Stock	200	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	20	7/9/2021
Purchase of Common Stock	67	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	114	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	100	7/9/2021
Purchase of Common Stock	29	7/9/2021
Purchase of Common Stock	411	7/9/2021
Purchase of Common Stock	1,700	7/9/2021
Sale of August 2021 Call Option	(1)	7/13/2021

Schedule I-15

JASON AINTABI

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of February 2021 Call Option	10	(1)	11/18/2020
Purchase of February 2021 Call Option	100	(1)	11/18/2020
Purchase of February 2021 Call Option	3	(1)	11/18/2020
Purchase of February 2021 Call Option	87	(1)	11/18/2020
Purchase of February 2021 Call Option	7	(1)	11/20/2020
Purchase of February 2021 Call Option	50	(1)	11/20/2020
Purchase of February 2021 Call Option	30	(1)	11/20/2020
Purchase of February 2021 Call Option	63	(1)	11/23/2020
Purchase of Common Stock	50,953		11/24/2020
Purchase of Common Stock	254,484		11/25/2020
Purchase of Common Stock	28,276		11/25/2020
Purchase of Common Stock	31,418		11/25/2020
Purchase of February 2021 Call Option	200	(1)	11/25/2020
Purchase of February 2021 Call Option	150	(1)	11/25/2020
Purchase of Common Stock	3,959		11/27/2020
Purchase of Common Stock	3,564		11/27/2020
Purchase of Common Stock	32,071		11/27/2020
Purchase of Common Stock	603,955		11/30/2020
Purchase of Common Stock	67,106		11/30/2020
Purchase of Common Stock	74,563		11/30/2020
Purchase of Common Stock	10,626		12/01/2020
Purchase of Common Stock	15,699		12/01/2020
Purchase of Common Stock	141,287		12/01/2020
Purchase of Common Stock	17,443		12/01/2020
Purchase of Common Stock	86,071		12/01/2020
Purchase of Common Stock	9,564		12/01/2020
Purchase of Common Stock	4,428		12/01/2020
Purchase of Common Stock	232,675		12/02/2020
Purchase of Common Stock	28,725		12/02/2020
Purchase of Common Stock	25,853		12/02/2020
Purchase of Common Stock	11,310		12/02/2020
Purchase of Common Stock	86,839		12/03/2020
Purchase of Common Stock	10,721		12/03/2020
Purchase of Common Stock	9,649		12/03/2020
Purchase of Common Stock	4,288		12/03/2020
Purchase of Common Stock	46,584		12/04/2020
Purchase of Common Stock	5,751		12/04/2020
Purchase of Common Stock	5,176		12/04/2020
Purchase of Common Stock	2,300		12/04/2020
Purchase of Common Stock	28,817		12/07/2020
Purchase of Common Stock	3,558		12/07/2020
Purchase of Common Stock	3,202		12/07/2020
Purchase of Common Stock	1,423		12/07/2020
Purchase of Common Stock	87,937		12/08/2020
Purchase of Common Stock	10,856		12/08/2020
Purchase of Common Stock	9,771		12/08/2020
Purchase of Common Stock	4,343		12/08/2020
Purchase of Common Stock	400		12/09/2020
Purchase of Common Stock	1,000		12/09/2020
Purchase of Common Stock	100		12/09/2020
Purchase of Common Stock	1,500		12/09/2020
Purchase of Common Stock	100		12/09/2020
Purchase of Common Stock	1		12/09/2020
Purchase of Common Stock	2,399		12/09/2020
Purchase of Common Stock	100		12/09/2020

Schedule I-16

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	200	12/09/2020
Purchase of Common Stock	22	12/09/2020
Purchase of Common Stock	83	12/09/2020
Purchase of Common Stock	68	12/09/2020
Purchase of Common Stock	8	12/09/2020
Purchase of Common Stock	600	12/09/2020
Purchase of Common Stock	1,319	12/09/2020
Purchase of Common Stock	1,300	12/09/2020
Purchase of Common Stock	200	12/09/2020
Purchase of Common Stock	700	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	4,032	12/10/2020
Purchase of Common Stock	498	12/10/2020
Purchase of Common Stock	448	12/10/2020
Purchase of Common Stock	199	12/10/2020
Purchase of Common Stock	139,233	12/11/2020
Purchase of Common Stock	17,189	12/11/2020
Purchase of Common Stock	15,470	12/11/2020
Purchase of Common Stock	6,876	12/11/2020
Purchase of Common Stock	801	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	69	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	300	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	1,000	12/11/2020
Purchase of Common Stock	99	12/11/2020
Purchase of Common Stock	63	12/11/2020
Purchase of Common Stock	577	12/11/2020
Purchase of Common Stock	6	12/11/2020
Purchase of Common Stock	40	12/11/2020
Purchase of Common Stock	1,445	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	400	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	200	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	800	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	2,700	12/11/2020
Purchase of Common Stock	100	12/11/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(100)	12/14/2020

Schedule I-17

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(35)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(400)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,300)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(35)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,400)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(66)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(34)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(68)	12/14/2020
Sale of Common Stock	(1,100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(300)	12/14/2020
Sale of Common Stock	(20)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(300)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(99)	12/14/2020
Sale of Common Stock	(102)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020

Schedule I-18

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(1,700)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(200)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(600)		12/14/2020
Sale of Common Stock	(200)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(4)		12/14/2020
Sale of Common Stock	(96)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(700)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(375)		12/14/2020
Sale of Common Stock	(71)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(29)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of February 2021 Call Option	(150	)(1)	12/14/2020
Purchase of Common Stock	214,183		12/15/2020
Purchase of Common Stock	26,442		12/15/2020
Purchase of Common Stock	23,798		12/15/2020
Purchase of Common Stock	10,577		12/15/2020
Sale of February 2021 Put Option	(250)		12/15/2020
Sale of February 2021 Put Option	(5)		12/15/2020
Sale of February 2021 Put Option	(31)		12/15/2020
Sale of February 2021 Put Option	(133)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(11)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(8)		12/15/2020
Sale of February 2021 Put Option	(12)		12/15/2020
Sale of February 2021 Put Option	(7)		12/15/2020
Sale of February 2021 Put Option	(10)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(24)		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	12		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020

Schedule I-19

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	241	12/15/2020
Purchase of Common Stock	12,278	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	81	12/15/2020
Purchase of Common Stock	700	12/15/2020
Purchase of Common Stock	26	12/15/2020
Purchase of Common Stock	62	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	9,200	12/15/2020
Purchase of Common Stock	400	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(700)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(50)	12/16/2020
Sale of Common Stock	(3,300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(126)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2)	12/16/2020
Sale of Common Stock	(700)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(1,100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Schedule I-20

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(1,300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(500)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(800)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(600)	12/16/2020
Sale of Common Stock	(169)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(31)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(31)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2,000)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2,000)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(700)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(75)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(16)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020

Schedule I-21

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(2,000)	12/16/2020
Purchase of Common Stock	252,346	12/18/2020
Purchase of Common Stock	31,154	12/18/2020
Purchase of Common Stock	28,039	12/18/2020
Purchase of Common Stock	12,461	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of February 2021 Call Option	5	12/18/2020
Purchase of February 2021 Call Option	1	12/18/2020
Purchase of February 2021 Call Option	10	12/18/2020
Purchase of February 2021 Call Option	9	12/18/2020
Purchase of February 2021 Call Option	1	12/18/2020
Purchase of February 2021 Call Option	8	12/18/2020
Purchase of February 2021 Call Option	10	12/18/2020
Purchase of February 2021 Call Option	39	12/18/2020
Purchase of February 2021 Call Option	26	12/18/2020
Purchase of February 2021 Call Option	8	12/18/2020
Purchase of February 2021 Call Option	30	12/18/2020
Purchase of February 2021 Call Option	353	12/18/2020
Purchase of Common Stock	47	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	126	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	27	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	2,200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	9	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	800	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	2,300	12/18/2020
Purchase of Common Stock	3,700	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	3,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020

Schedule I-22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	28	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	97	12/18/2020
Purchase of Common Stock	103	12/18/2020
Purchase of Common Stock	18	12/18/2020
Purchase of Common Stock	80	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	2	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	33	12/18/2020
Purchase of Common Stock	120	12/18/2020
Purchase of Common Stock	70	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	182	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	67	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	95	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	190	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	35	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	63	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	65	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	13	12/18/2020
Purchase of Common Stock	10	12/18/2020
Purchase of Common Stock	37	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	37	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	183	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	100	12/18/2020

Schedule I-23

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	60	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	82	12/18/2020
Purchase of Common Stock	18	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	68	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	176	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	24	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	16	12/18/2020
Purchase of Common Stock	41	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	43	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	336	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,500	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	20	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	30	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	42	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of February 2021 Call Option	122	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	500	12/18/2020

Schedule I-24

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	180	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	74	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	800	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	900	12/18/2020
Purchase of Common Stock	626	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	192	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	108	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020

Schedule I-25

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,900	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	82	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	18	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	38	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	800	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	135	12/18/2020
Purchase of February 2021 Call Option	4	12/18/2020
Purchase of February 2021 Call Option	1	12/18/2020
Purchase of February 2021 Call Option	6	12/18/2020
Purchase of February 2021 Call Option	3	12/18/2020
Purchase of February 2021 Call Option	51	12/18/2020
Purchase of February 2021 Call Option	6	12/18/2020
Purchase of Common Stock	82	12/18/2020
Purchase of Common Stock	109	12/18/2020
Purchase of Common Stock	95	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	35	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	2,000	12/18/2020
Purchase of Common Stock	61	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	39	12/18/2020
Purchase of Common Stock	102	12/18/2020
Purchase of Common Stock	97	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	199	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,900	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	61	12/18/2020
Purchase of Common Stock	137	12/18/2020

Schedule I-26

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	48	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	10	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	107	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	61	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	882	12/18/2020
Purchase of Common Stock	899	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	7,573	12/18/2020
Purchase of Common Stock	1,824	12/18/2020
Purchase of Common Stock	250	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	2,424	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,400	12/18/2020
Purchase of Common Stock	1,500	12/18/2020
Purchase of Common Stock	2,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,824	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	3,225	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	75	12/18/2020
Purchase of Common Stock	75	12/18/2020
Purchase of Common Stock	792	12/18/2020
Purchase of Common Stock	335	12/18/2020
Purchase of Common Stock	1,300	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	10,708	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	139	12/18/2020

Schedule I-27

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	145	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	45	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	140	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	155	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	152	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,200	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	1,823	12/18/2020
Purchase of Common Stock	527	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	198	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	700	12/18/2020
Purchase of Common Stock	1,900	12/18/2020
Purchase of Common Stock	3,339	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	4,900	12/18/2020
Schedule I-28

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	231	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	388	12/18/2020
Purchase of Common Stock	407	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	147	12/18/2020
Purchase of Common Stock	131	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	269	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	269	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	222	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	7	12/18/2020
Purchase of Common Stock	93	12/18/2020
Purchase of Common Stock	1	12/18/2020
Purchase of Common Stock	5,393	12/18/2020
Purchase of Common Stock	699	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	29	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	80	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,822	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	65	12/18/2020
Purchase of Common Stock	103	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020

Schedule I-29

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	9		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	8		12/18/2020
Purchase of Common Stock	32		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	10		12/18/2020
Purchase of Common Stock	132		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	159		12/18/2020
Purchase of Common Stock	163		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	16		12/18/2020
Purchase of Common Stock	20		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	300		12/18/2020
Purchase of Common Stock	163		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	1,200		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	100		12/18/2020
Purchase of Common Stock	1,058		12/18/2020
Purchase of Common Stock	66		12/18/2020
Purchase of Common Stock	2,098		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of February 2021 Call Option	39		12/18/2020
Purchase of February 2021 Call Option	1		12/18/2020
Purchase of February 2021 Call Option	27		12/18/2020
Purchase of February 2021 Call Option	9		12/18/2020
Purchase of February 2021 Call Option	1		12/18/2020
Purchase of February 2021 Call Option	8		12/18/2020
Purchase of February 2021 Call Option	1		12/18/2020
Purchase of February 2021 Call Option	30		12/18/2020
Purchase of February 2021 Call Option	30		12/18/2020
Purchase of February 2021 Call Option	9		12/18/2020
Purchase of February 2021 Call Option	65		12/18/2020
Purchase of February 2021 Call Option	87		12/18/2020
Sale of February 2021 Put Option	(250	)(1)	12/21/2020
Purchase of Common Stock	63,087		12/21/2020
Purchase of Common Stock	7,788		12/21/2020
Purchase of Common Stock	7,010		12/21/2020
Purchase of Common Stock	3,115		12/21/2020
Purchase of Common Stock	24,000		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020

Schedule I-30

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	13,100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	16	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	84	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	300	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	800	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	50	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,247	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	111	12/21/2020
Purchase of Common Stock	37	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	6	12/21/2020
Purchase of Common Stock	1,270	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	14	12/21/2020
Purchase of Common Stock	42	12/21/2020
Purchase of Common Stock	166	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	263	12/21/2020
Purchase of Common Stock	36	12/21/2020
Purchase of Common Stock	2,800	12/21/2020
Purchase of Common Stock	190	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020

Schedule I-31

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	18		12/21/2020
Purchase of Common Stock	50		12/21/2020
Purchase of Common Stock	10,027		12/22/2020
Purchase of Common Stock	1,238		12/22/2020
Purchase of Common Stock	1,114		12/22/2020
Purchase of Common Stock	495		12/22/2020
Purchase of Common Stock	22,718		12/23/2020
Purchase of Common Stock	2,805		12/23/2020
Purchase of Common Stock	2,524		12/23/2020
Purchase of Common Stock	1,122		12/23/2020
Purchase of Common Stock	116,827		01/04/2021
Purchase of Common Stock	14,423		01/04/2021
Purchase of Common Stock	12,981		01/04/2021
Purchase of Common Stock	5,769		01/04/2021
Purchase of Common Stock	18,537		01/06/2021
Purchase of Common Stock	2,289		01/06/2021
Purchase of Common Stock	2,060		01/06/2021
Purchase of Common Stock	915		01/06/2021
Purchase of Common Stock	27,260		01/07/2021
Purchase of Common Stock	3,365		01/07/2021
Purchase of Common Stock	3,029		01/07/2021
Purchase of Common Stock	1,346		01/07/2021
Sale of February 2021 Call Option	(100)		01/15/2021
Sale of February 2021 Call Option	(50)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(46)		01/15/2021
Sale of February 2021 Call Option	(8)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(3)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(8)		01/15/2021
Sale of February 2021 Call Option	(2)		01/15/2021
Sale of February 2021 Call Option	(1)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(10)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(3)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(25)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(8)		01/15/2021
Sale of February 2021 Call Option	(100	)(1)	01/20/2021
Sale of February 2021 Call Option	(26	)(1)	01/20/2021
Sale of February 2021 Call Option	(74	)(1)	01/20/2021
Sale of February 2021 Call Option	(100	)(1)	01/20/2021
Sale of February 2021 Call Option	(100)		01/20/2021
Sale of February 2021 Call Option	(100)		01/20/2021
Sale of February 2021 Call Option	(100)		01/20/2021
Sale of February 2021 Call Option	(50)		01/20/2021
Sale of February 2021 Call Option	(100)		02/04/2021
Sale of February 2021 Call Option	(56)		02/05/2021
Sale of February 2021 Call Option	(194)		02/05/2021
Sale of February 2021 Call Option	(100	)(1)	02/11/2021
Purchase of Common Stock	10,000	(1)	02/11/2021
Sale of February 2021 Call Option	(5	)(1)	02/11/2021
Purchase of Common Stock	500	(1)	02/11/2021

Schedule I-32

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	25,000		02/18/2021
Purchase of Common Stock	14,500	(1)	02/18/2021
Sale of February 2021 Call Option	(145	)(1)	02/18/2021
Purchase of February 2021 Put Option	500		02/19/2021
Purchase of Common Stock	57,776		02/19/2021
Purchase of Common Stock	7,133		02/19/2021
Purchase of Common Stock	6,420		02/19/2021
Purchase of Common Stock	2,852		02/19/2021
Purchase of February 2021 Put Option	250	(1)	02/22/2021
Purchase of Common Stock	5,664		02/22/2021
Purchase of Common Stock	699		02/22/2021
Purchase of Common Stock	628		02/22/2021
Purchase of Common Stock	281		02/22/2021
Purchase of Common Stock	15,577		02/23/2021
Purchase of Common Stock	1,923		02/23/2021
Purchase of Common Stock	1,731		02/23/2021
Purchase of Common Stock	769		02/23/2021
Purchase of Common Stock	7,788		02/25/2021
Purchase of Common Stock	962		02/25/2021
Purchase of Common Stock	865		02/25/2021
Purchase of Common Stock	385		02/25/2021
Purchase of Common Stock	15,577		02/26/2021
Purchase of Common Stock	1,923		02/26/2021
Purchase of Common Stock	1,731		02/26/2021
Purchase of Common Stock	769		02/26/2021
Purchase of Common Stock	7,788		03/02/2021
Purchase of Common Stock	962		03/02/2021
Purchase of Common Stock	865		03/02/2021
Purchase of Common Stock	385		03/02/2021
Sale of Common Stock	(10,000	)(1)	03/08/2021
Purchase of Common Stock	270		03/19/2021
Purchase of Common Stock	23		03/19/2021
Purchase of Common Stock	54		03/19/2021
Purchase of Common Stock	4,100		03/19/2021
Purchase of Common Stock	3,053		03/19/2021
Purchase of Common Stock	38,944		03/22/2021
Purchase of Common Stock	4,807		03/22/2021
Purchase of Common Stock	4,326		03/22/2021
Purchase of Common Stock	1,923		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	1,800		03/22/2021
Purchase of Common Stock	800		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	400		03/22/2021
Purchase of Common Stock	200		03/22/2021
Purchase of Common Stock	500		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	400		03/22/2021
Purchase of Common Stock	200		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	6,840		03/23/2021
Purchase of Common Stock	844		03/23/2021
Purchase of Common Stock	759		03/23/2021
Purchase of Common Stock	337		03/23/2021

Schedule I-33

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	2,370		03/25/2021
Purchase of Common Stock	925		03/26/2021
Purchase of Common Stock	1,130		03/31/2021
Purchase of Common Stock	139		03/31/2021
Purchase of Common Stock	126		03/31/2021
Purchase of Common Stock	30		04/01/2021
Sale of Common Stock	(378,202)		05/05/2021
Sale of Common Stock	(46,692)		05/05/2021
Sale of Common Stock	(42,023)		05/05/2021
Sale of Common Stock	(18,675)		05/05/2021
Sale of Common Stock	(59,870)		05/05/2021
Purchase of Common Stock	36,378		05/10/2021
Purchase of Common Stock	4,491		05/10/2021
Purchase of Common Stock	4,042		05/10/2021
Purchase of Common Stock	1,796		05/10/2021
Purchase of Common Stock	3,000	(1)	05/10/2021
Purchase of June 2021 Call Option	500		05/10/2021
Purchase of Common Stock	124,616		05/11/2021
Purchase of Common Stock	15,385		05/11/2021
Purchase of Common Stock	13,846		05/11/2021
Purchase of Common Stock	6,153		05/11/2021
Purchase of Common Stock	280,000		05/12/2021
Purchase of May 2021 Call Option	20	(1)	05/12/2021
Sale of Common Stock	(868)		05/14/2021
Sale of Common Stock	(107)		05/14/2021
Sale of Common Stock	(96)		05/14/2021
Sale of Common Stock	(44)		05/14/2021
Sale of May 2021 Call Option	(20	)(1)	05/24/2021
Sale of Common Stock	(38,942)		06/8/2021
Sale of Common Stock	(4,808)		06/8/2021
Sale of Common Stock	(4,327)		06/8/2021
Sale of Common Stock	(1,923)		06/8/2021
Purchase of Common Stock	105		06/17/2021
Purchase of Common Stock	236		06/17/2021
Purchase of Common Stock	263		06/17/2021
Purchase of Common Stock	2,127		06/17/2021
Purchase of Common Stock	96		06/21/2021
Purchase of Common Stock	217		06/21/2021
Purchase of Common Stock	241		06/21/2021
Purchase of Common Stock	1,952		06/21/2021
Purchase of Common Stock	962		06/22/2021
Purchase of Common Stock	2,163		06/22/2021
Purchase of Common Stock	2,404		06/22/2021
Purchase of Common Stock	19,471		06/22/2021
Purchase of Common Stock	1,538		06/23/2021
Purchase of Common Stock	3,462		06/23/2021
Purchase of Common Stock	3,846		06/23/2021
Purchase of Common Stock	31,154		06/23/2021
Purchase of Common Stock	1		06/24/2021
Purchase of Common Stock	1		06/24/2021
Purchase of Common Stock	2		06/24/2021
Purchase of Common Stock	5		06/24/2021
Purchase of Common Stock	10		06/24/2021
Purchase of Common Stock	15		06/24/2021
Purchase of Common Stock	19		06/24/2021
Purchase of Common Stock	20		06/24/2021
Purchase of Common Stock	56		06/24/2021

Schedule I-34

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	58	06/24/2021
Purchase of Common Stock	84	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	129	06/24/2021
Purchase of Common Stock	161	06/24/2021
Purchase of Common Stock	171	06/24/2021
Purchase of Common Stock	500	06/24/2021
Purchase of Common Stock	656	06/24/2021
Purchase of Common Stock	800	06/24/2021
Purchase of Common Stock	10	06/24/2021
Purchase of Common Stock	20	06/24/2021
Purchase of Common Stock	22	06/24/2021
Purchase of Common Stock	48	06/24/2021
Purchase of Common Stock	58	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Schedule I-35

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	136	06/24/2021
Purchase of Common Stock	200	06/24/2021
Purchase of Common Stock	200	06/24/2021
Purchase of Common Stock	300	06/24/2021
Purchase of Common Stock	500	06/24/2021
Purchase of Common Stock	700	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	127	06/24/2021
Purchase of Common Stock	700	06/24/2021
Purchase of Common Stock	23	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	100	06/24/2021
Purchase of Common Stock	457	06/24/2021
Purchase of Common Stock	700	06/24/2021
Purchase of Common Stock	1,300	06/24/2021
Purchase of Common Stock	2	06/28/2021
Purchase of Common Stock	4	06/28/2021
Purchase of Common Stock	23	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	105	06/28/2021
Purchase of Common Stock	114	06/28/2021
Purchase of Common Stock	200	06/28/2021
Purchase of Common Stock	900	06/28/2021
Purchase of Common Stock	1,100	06/28/2021
Purchase of Common Stock	300	06/28/2021
Purchase of Common Stock	400	06/28/2021
Purchase of Common Stock	747	06/28/2021
Purchase of Common Stock	1,016	06/28/2021
Purchase of Common Stock	1	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	115	06/28/2021
Purchase of Common Stock	600	06/28/2021
Purchase of Common Stock	400	06/28/2021
Purchase of Common Stock	500	06/28/2021

Schedule I-36

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	06/28/2021
Purchase of Common Stock	1,034	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	99	06/28/2021
Purchase of Common Stock	14	06/28/2021
Purchase of Common Stock	15	06/28/2021
Purchase of Common Stock	16	06/28/2021
Purchase of Common Stock	28	06/28/2021
Purchase of Common Stock	31	06/28/2021
Purchase of Common Stock	178	06/28/2021
Purchase of Common Stock	450	06/28/2021
Purchase of Common Stock	855	06/28/2021
Purchase of Common Stock	2,159	06/28/2021
Purchase of Common Stock	3,643	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	226	06/28/2021
Purchase of Common Stock	387	06/28/2021
Purchase of Common Stock	1,425	06/28/2021
Purchase of Common Stock	1,600	06/28/2021
Purchase of Common Stock	1,600	06/28/2021
Purchase of Common Stock	196	06/28/2021
Purchase of Common Stock	70	06/28/2021
Purchase of Common Stock	1	06/28/2021
Purchase of Common Stock	7	06/28/2021
Purchase of Common Stock	14	06/28/2021
Purchase of Common Stock	21	06/28/2021
Purchase of Common Stock	50	06/28/2021
Purchase of Common Stock	50	06/28/2021
Purchase of Common Stock	100	06/28/2021
Purchase of Common Stock	150	06/28/2021
Purchase of Common Stock	1,200	06/28/2021
Purchase of Common Stock	7,065	06/28/2021
Purchase of Common Stock	30	07/02/2021
Purchase of Common Stock	45	07/02/2021
Purchase of Common Stock	48	07/02/2021
Purchase of Common Stock	100	07/02/2021
Purchase of Common Stock	100	07/02/2021
Purchase of Common Stock	100	07/02/2021
Purchase of Common Stock	100	07/02/2021
Purchase of Common Stock	100	07/02/2021
Purchase of Common Stock	500	07/02/2021
Purchase of Common Stock	600	07/02/2021
Purchase of Common Stock	1,200	07/02/2021
Purchase of Common Stock	5,000	07/06/2021
Purchase of Common Stock	3	07/06/2021
Purchase of Common Stock	34	07/06/2021
Purchase of Common Stock	41	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	300	07/06/2021
Purchase of Common Stock	499	07/06/2021

Schedule I-37

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1	07/06/2021
Purchase of Common Stock	1	07/06/2021
Purchase of Common Stock	1	07/06/2021
Purchase of Common Stock	10	07/06/2021
Purchase of Common Stock	14	07/06/2021
Purchase of Common Stock	20	07/06/2021
Purchase of Common Stock	24	07/06/2021
Purchase of Common Stock	44	07/06/2021
Purchase of Common Stock	46	07/06/2021
Purchase of Common Stock	79	07/06/2021
Purchase of Common Stock	90	07/06/2021
Purchase of Common Stock	99	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	129	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021

Schedule I-38

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	200	07/06/2021
Purchase of Common Stock	1,163	07/06/2021
Purchase of Common Stock	1,300	07/06/2021
Purchase of Common Stock	1,851	07/06/2021
Purchase of Common Stock	800	07/06/2021
Purchase of Common Stock	900	07/06/2021
Purchase of Common Stock	77	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	100	07/06/2021
Purchase of Common Stock	125	07/06/2021
Purchase of Common Stock	300	07/06/2021
Purchase of Common Stock	600	07/06/2021
Purchase of Common Stock	769	07/08/2021
Purchase of Common Stock	1,730	07/08/2021
Purchase of Common Stock	1,923	07/08/2021
Purchase of Common Stock	15,578	07/08/2021
Purchase of Common Stock	9	07/08/2021
Purchase of Common Stock	26	07/08/2021
Purchase of Common Stock	48	07/08/2021
Purchase of Common Stock	83	07/08/2021
Purchase of Common Stock	98	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	202	07/08/2021
Purchase of Common Stock	300	07/08/2021
Purchase of Common Stock	1,000	07/08/2021
Purchase of Common Stock	1,100	07/08/2021
Purchase of Common Stock	2,000	07/08/2021
Purchase of Common Stock	14	07/08/2021
Purchase of Common Stock	20	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	200	07/08/2021

Schedule I-39

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	200	07/08/2021
Purchase of Common Stock	1,200	07/08/2021
Purchase of Common Stock	100	07/08/2021
Purchase of Common Stock	200	07/08/2021

____________

(1)      Transactions of securities made by Mr. Aintabi for his personal account.

All other transactions consist of securities held indirectly by Mr. Aintabi though BW Coinvest Management I LLC.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Schedule I was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Schedule I-40

PRELIMINARY COPY — SUBJECT TO COMPLETION Monmouth Real Estate Investment Corporation THIS PROXY SOLICITATION IS BEING SOLICITED ON BEHALF OF BLACKWELLS CAPITAL LLC AND THE OTHER PARTICPANTS OF THE SOLICITATION Special Meeting of Stockholders on August 24, 2021 The undersigned hereby appoints Jason Aintabi and Michael Verrechia, or either of them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution and re-substitution, and hereby authorizes them to represent and to vote all of the shares of common stock of Monmouth Real Estate Investment Corporation (the “Company”), as that the undersigned is entitled to vote at the Special Meeting of Stockholders scheduled to be held in a virtual-only forma t on August 24, 2021, at 11:00 a.m., Eastern Time, including any adjournments or postponements thereof (the “Special Meeting”). If this proxy is properly executed and returned, it will be voted in accordance with your instructions. If you do not specify h ow the proxy should be vote, this proxy will be voted “AGAINST” Proposal 1, “AGAINST” Proposal 2, and “AGAINST” Proposal 3 and at the discretion of the proxy holders with respect to such other matters as may properly come before the Special Meeting to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED 5 GREEN PROXY CARD Important Notice Regarding the Availability of Proxy Materials for the www.proxyvoting.com/Blackwells: The Notice and Proxy Statement are available at www.proxyvoting.com/Blackwells

FOR AGAINST ABSTAIN Please mark vote as indicated in this example X Date (Signature) (Signature if held jointly) PLEASE SIGN, DATE AND RETURN THIS GREEN PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED 5 PRELIMINARY COPY - SUBJECT TO COMPLETION WE URGE YOU TO VOTE “AGAINST ” PROPOSALS 1, 2 AND 3 AND INTEND TO VOTE OUR SHARES AGAINST THESE PROPOSALS. 1. Company Proposal: Approve the proposed merger of the Company with and into EQC Maple Industrial LLC and the other transactions contemplated by the Agreement and Plan of Merger, dated as of May 4, 2021, as it may be amended from time to time, by and among the Company, Equity Commonwealth and EQC Maple Industrial LLC (the “Merger Agreement”);. 2. Company Proposal: Approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s five named executive officers in connection with the Merger Agreement and the transactions contemplated thereby; and 3. Company Proposal: Authorize the Board to approve one or more adjournments of the Special Meeting to another date, time, place or format, if necessary or appropriate, including to solicit additional proxies in favor of Proposal 1. TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your GREEN proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/Blackwells. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Call Toll Free (877)-210-0269 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Proxy Authorization Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the Special Meeting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.